UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GREENLAND MINES LTD

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

GREENLAND MINES LTD

1300 South Boulevard, Suite D

Charlotte, NC 28203

Notice of Special Meeting of Stockholders

To Be Held on July 16, 2026 1:00 P.M. (Eastern Time)

PLEASE VOTE TODAY

Dear Stockholders:

We cordially invite you to attend the Special Meeting of Stockholders (the “Special Meeting”) of Greenland Mines Ltd, a Delaware corporation (the “Company,” “we,” “our” or “us”), to be held 1:00 p.m. Eastern Time on July 16, 2026. The Special Meeting will be held in a virtual-only format via live webcast and will be held via a Zoom videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link: https [•]. Any stockholder who is unable to join the online meeting can participate by telephone by dialing [•], and using the Zoom Meeting ID [•] and the Passcode [•].

The Special Meeting is being held for the following purposes:

1.       To approve, for purposes of Nasdaq Listing Rule 5635, (a) in connection with the Company’s acquisition of Greenland Mines Corp. on March 4, 2026, the issuance of up to 2,040,038,760 shares of our common stock, par value $0.0001 per share (“Common Stock”), upon the conversion of shares of the Company’s Series C Preferred stock, issued to the holders as the consideration for the purchase of Greenland Mines Corp. and (b) in connection with our February 19, 2026 private placement, the issuance of up to 34,551,939 shares of our Common Stock upon the exercise of our outstanding private Warrants issued on February 19, 2026. (such proposal, the “Issuance Proposal”);

2.      To approve an amendment to the Company’s 2024 Equity Incentive Plan to increase the number of shares of the Company’s Common Stock, par value $0.0001 (the “Common Stock”), available and reserved for issuance thereunder to 20,000,000 shares of Common Stock subject to certain conditions; and

3.      To approve adjournments or postponements of the Special Meeting or to transact such other business as may be properly brought before the Special Meeting.

The Board recommends that you vote “FOR” Proposals 1, 2 and 3, and has fixed the close of business on May 18, 2026, as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Special Meeting. Further information regarding voting rights and the matters to be voted upon at the Special Meeting is presented in the accompanying Proxy Statement. A list of stockholders of record will be available for inspection at the Special Meeting and, during the 10 days prior to the Special Meeting, at our principal executive offices located at the address above. A list of stockholders will be available at our offices at 1300 South Boulevard, Suite D, Charlotte, NC 28203 for a period of at least 10 days prior to the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Stockholder Meeting to Be Held on July 16, 2026: The Special Meeting Proxy Statement is available at [•].

You are cordially invited to attend the Special Meeting. However, if you do not expect to attend or if you plan to attend but desire the proxy holders to vote your shares, please promptly date and sign your proxy card and return it in the enclosed postage paid envelope or you may also instruct the voting of your shares over the Internet by following the instructions on your proxy card. Voting by written proxy or over the Internet will not affect your right to vote in person in the event you find it convenient to attend.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Email: ksmith@advantageproxy.com

By order of the Board of Directors

By Order of the Board of Directors,

Dr. Joseph Sinkule
Chief Executive Officer
Date: June [•], 2026

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

GREENLAND MINES LTD
1300 South Boulevard, Suite D
Charlotte, NC 28203

PROXY STATEMENT

FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD AT 10:00 A.M. EASTERN TIME ON JULY 16, 2026

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Special Meeting of Stockholders (the “Special Meeting”) of Greenland Mines Ltd, a Delaware corporation (the “Company”), and any postponements or adjournments thereof. The Special Meeting will be held on July 16, 2026 at 1:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 16, 2026

We anticipate that this Proxy Statement, the Notice of Special Meeting of Stockholders, and the form of proxy card will be mailed to our stockholders commencing on or about June [•], 2026.

We are using the “Full Set Delivery” method of providing proxy materials to stockholders. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of this Proxy Statement and form of proxy card, as well as providing access to those proxy materials on a publicly accessible website. This Proxy Statement, form of proxy card, and the other Special Meeting materials are available on the internet at [•].

Additionally, you can find a copy of our Proxy Statement and form of proxy card, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “All SEC Filings” section of the “Investor Relations” section of our website at www.greenlandmines.com. You may also obtain additional printed copy of this Proxy Statement, free of charge, from us by sending a written request to: Corporate Secretary, Greenland Mines Ltd, 1300 South Boulevard, Suite D. Charlotte, NC 28203

Purpose of the Special Meeting

The purpose of the Special Meeting is to seek stockholder approval of the following proposals:

(1)    Proposal 1 — To approve, for purposes of Nasdaq Listing Rule 5635, (a) in connection with the Company’s acquisition of Greenland Mines Corp. on March 4, 2026, the issuance of up to 2,040,038,760 shares of our common stock, par value $0.0001 per share (“Common Stock”), upon the conversion of shares of the Company’s Series C Preferred stock, issued to the holders as the consideration for the purchase of Greenland Mines Corp. and (b) in connection with our February 19, 2026 private placement, the issuance of up to 34,551,939 shares of our Common Stock upon the exercise of our outstanding private Warrants issued on February 19, 2026 (such proposal, the “Issuance Proposal”);

(2)    Proposal 2 — To approve an amendment to the Company’s 2024 Equity Incentive Plan to increase the number of shares of the Company’s Common Stock, par value $0.0001 (the “Common Stock”), available and reserved for issuance thereunder to 20,000,000 shares of Common Stock subject to certain conditions quorum (such proposal, the “Plan Amendment Proposal”); and

(3)    Proposal 3 — To approve the adjournment of the Special Meeting from time to time, to a later date or dates, if necessary or appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing proposal, in the event the Company does not receive the requisite stockholder vote to approve such proposal or establish a quorum (such proposal, the “Adjournment Proposal”).

Internet Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. The proxy statement is also available at [•].

Solicitation of Proxies

Our board of directors (“Board”) is soliciting the enclosed proxy. We will bear the cost of this solicitation of proxies. Solicitations will be made by mail. We have retained Advantage Proxy, Inc. to assist in the solicitation of proxies for a fee of approximately $10,000, plus reimbursement of related expenses. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. We may reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our stock.

Voting Requirements & Procedures

Your vote is important. If you hold your shares as a record holder, your shares can be voted at the Special Meeting only if you are present in person at the Special Meeting or your shares are represented by proxy. Even if you plan to attend the Special Meeting, we urge you to vote by proxy in advance. You may vote your shares by using one of the following methods:

(1)    you may vote by mail by marking your proxy card, and then date, sign and return it in the postage-paid envelope provided; or

(2)    you may vote electronically by accessing the website located at www. [•].com and following the on-screen instructions.

Please have your proxy card in hand when going online. If you instruct the voting of your shares electronically or by telephone, you do not need to return your proxy card.

If you hold your shares beneficially in “street name” through a nominee (such as a bank or stock broker), then the proxy materials are being forwarded to you by the nominee and you may be able to vote by the Internet as well as by mail based on the instructions you receive from your nominee. You should follow the instructions you receive from your nominee to vote these shares in accordance with the voting instructions you receive from your nominee. If you are a stockholder who owns shares through a broker and you intend to vote at the Special Meeting, you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares in person at the Special Meeting.

Record Date; Voting

Only holders of record of our common stock (“Common Stock”) at the close of business on May 18, 2026 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Stockholders may not cumulate their votes.

As of the Record Date, we had 121,238,660 shares of common stock issued and outstanding with the number of votes indicated:

Quorum

Pursuant to our bylaws, the presence, in person or by proxy, of holders of at least 331∕3% of our outstanding capital stock entitled to vote at the Special Meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining the presence of a quorum. If a quorum is not present at the Special Meeting, we expect that the meeting will be adjourned to solicit additional proxies. If you are a stockholder of record, your shares will be counted towards the quorum only if you submit a valid proxy or vote in person at the Special Meeting.

Counting of Votes

If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation, and not revoked, will be voted at the Special Meeting in accordance with the directions given. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted as follows:

(1)    FOR approval of the Issuance Proposal;

(2)    FOR approval of Plan Amendment Proposal; and

(3)    FOR approval of Adjournment Proposal.

Abstentions and Broker Non-Votes

An abstention is (i) the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote, or (ii) selecting, or authoring a proxy holder to select, “abstain” with respect to a proposal on a ballot submitted at the Special Meeting. A broker “non-vote” occurs when a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. Brokers that hold shares of common stock in “street name” for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.

Refer to each proposal for a discussion of the effect of abstentions and broker non-votes.

Revocability of Proxy

Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of Greenland Mines Ltd in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an Internet or telephone vote), or by attending the Special Meeting and voting in person.

Interest of Executive Officers and Directors

None of the Company’s executive officers or directors has any interest, except to the extent of their ownership of shares of our Common Stock or securities exercisable or convertible into share of Common Stock, in any of the matters to be acted upon at the Special Meeting.

Householding

“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

Adjournment of Special Meeting

If a quorum is not present or represented, our bylaws permit the stockholders present in person or represented by proxy to adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. We may also adjourn to another time or place (whether or not a quorum is present). Notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the Special Meeting at which the adjournment is taken or are displayed, during the time scheduled for the Special Meeting, on the Special Meeting website (that is, the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication). At the adjourned meeting, the Company may transact any business which might have been transacted at the Special Meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

BACKGROUND AND DESCRIPTION OF THE ACQUISTION

On March 4, 2026, the Company, then known as, Klotho Neurosciences, Inc., entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Greenland Mines Corp., a Delaware corporation (“Greenland Mines”). Pursuant to the terms of the Merger Agreement, at the closing, which occurred simultaneously with the execution of the Merger Agreement, Greenland Mines Corp. became a wholly-owned subsidiary of the Company (the “Acquisition”).

As total consideration for the Acquisition, the Company issued a total of 47,940 newly issued shares of the Company’s Series C Preferred Stock. Each share of Company’s Series C Preferred Stock is convertible into 42,554 shares of the Company’s Common Stock; provided that, no share of Series C Preferred Stock can be converted into shares of the Company’s Common Stock prior to approval of the Company’s stockholders as may be required by the Nasdaq Stock Market. The conversion of each share of Series C Preferred Stock is also subject to a beneficial ownership limit of no more than 4.99% of the Company’s common stock.

BACKGROUND AND DESCRIPTION OF THE PRIVATE PLACEMENT

On February 19, 2026, the Company, then known as, Klotho Neurosciences, Inc. entered into a Securities Purchase Agreement (the “Purchase Agreement”) with 10 investors pursuant to which the Company agreed to issue and sell to the investors a total of 34,551,939 shares of the Company’s common stock at the Nasdaq official closing price for the prior five trading days of $0.2243 per share. In addition, the investors received a five-year warrant (the “Warrant”) to purchase an equal number of shares of the Company common stock at an exercise price of $0.2243 per share (the “Exercise Price”); provided that, the Warrants cannot be exercised prior to stockholder approval as may be required by the Nasdaq Stock Market with respect to issuance of all of the shares of Common Stock issuable upon the exercise of the Warrants.

This Preliminary Proxy Statement was filed for the purpose of satisfying the stockholder approval requirements of Nasdaq Listing Rule 5635 (Proposal 1).

PROPOSAL 1
THE ISSUANCE PROPOSAL

Reasons for Requesting Stockholder Approval

Pursuant to Nasdaq Listing Rule 5635, certain actions require a company to obtain stockholder approval. Pursuant to Nasdaq Listing Rule 5635(a), if an issuer intends to issue common stock or securities convertible into or exercisable for common stock, in connection with the acquisition of stock or assets of another company, which may equal or exceed 20% of the outstanding common stock or voting power on a pre-transaction basis, the issuer generally must obtain the prior approval of its stockholders.

Further, pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Nasdaq has not formally defined what constitutes a “change of control,” but Nasdaq guidance suggests that a change of control occurs when, as a result of the issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position. In addition, Nasdaq will, consider all facts and circumstances concerning a transaction, including whether there are any other relationships or agreements between a company and an investor.

Immediately prior to the execution and closing of the Acquisition on March 4, 2026, we had 121,238,660 shares of Common Stock issued and outstanding. At the closing of the Acquisition, we issued a total of 47,940 newly issued shares of the Company’s Series C Preferred Stock as the total consideration for the Acquisition with each share of Series C Preferred Stock convertible into 42,554 shares of the Company’s Common Stock. Therefore, the potential issuance of the shares of Common Stock underlying the Series C Preferred Stock would have constituted approximately 2,040,038,760 or 94.4% of the shares of Common Stock outstanding after giving effect to the conversion of all shares of Series C Preferred Stock.

We generally have no control over whether the holders of Series C Preferred Stock convert their shares of Series C Preferred Stock into Common Stock. For this reason, we are unable to forecast accurately or predict with any certainty the total number of shares of Common Stock that may be issued. Given the current circumstances, we would be required to issue a number in excess of 20% of the outstanding shares of our Common Stock to the holders of Series C Preferred Stock. Therefore, we are seeking stockholder approval under this proposal to issue a number in excess of 20% of the outstanding shares of our Common Stock upon issuance of the Common Stock underlying the shares of Series C Preferred Stock.

In addition, while the Private Placement was not intended as a change of control of the Company, as a result of the number of shares of Common Stock that was outstanding as of the date of the Private Placement, Nasdaq Listing Rule 5635(a) may apply to the issuance of up to 34,551,939 shares of Common Stock upon the exercise of the Warrants. Therefore, we are seeking approval under Nasdaq Listing Rule 5635(a) issue shares of Common Stock upon the exercise of the Warrants as well.

Potential Effects of Approval of this Proposal

The issuance of the shares of Common Stock upon the conversion of shares of Series C Preferred will not affect the rights of the holders of outstanding shares of Common Stock; but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

Future issuances of shares of Common Stock upon the exercise of the conversion of shares of Series C Preferred, if any, may cause a significant reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of Common Stock issued pursuant to the conversion of shares of Series C Preferred could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of shares of Common Stock issued in connection with conversion of shares of Series C Preferred may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued and outstanding shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Potential Effects of Non-Approval of this Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into the Merger Agreement and complete the Acquisition which has already been completed and the shares of Series C Preferred Stock have already been issued. We are only asking for approval to issue the shares of Common Stock underlying the shares of Series C Preferred Stock upon conversion thereof. Additionally, the Board is not seeking the approval of our stockholders to authorize the issuance of the Warrants, and we are only asking for approval to issue the shares of Common Stock underlying the Warrants upon exercise thereof.

If the Issuance Proposal is not approved by our stockholders, we will be unable to issue Common Stock pursuant to the conversion of shares of Series C Preferred without facing delisting of the Company’s securities from the Nasdaq Stock Market. If Nasdaq delists our securities from trading on its exchange, we could face significant material adverse consequences, including a limited availability of market quotations for our securities; reduced liquidity with respect to our securities; a determination that our shares are a “penny stock,” which will require brokers trading in our securities to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities; a limited amount of news and analyst coverage; and a decreased ability to issue additional securities or obtain additional financing in the future.

In addition, if the Issuance Proposal is not approved at the Special Meeting, we are obligated under the terms of the Purchase Agreement to call a meeting every 90 days thereafter to seek stockholder approval until the date on which stockholder approval is obtained. We will incur substantial additional expenses and administrative and associated costs to satisfy this obligation to continue holding stockholder meetings to obtain stockholder approval and will require significant time and attention by our Board and management, diverting their focus from the pursuit of our business strategy.

Interest of Certain Persons in Matter to be Acted Upon

The current holders of the shares of Series C Preferred Stock will hold all of the shares of Common Stock underlying the Series C Preferred Stock if they are exercised. Accordingly, the holders of Series C Preferred Stock would hold approximately 94.4% of the shares of Common Stock outstanding if the shares of Series C Preferred Stock were converted as of the date hereof (if the beneficial ownership restrictions in the Series C Preferred Stock were disregarded). The holders of Series C Preferred Stock cannot convert their shares of Series C Preferred Stock unless our stockholders approve the Issuance Proposal.

Therefore, holders of Series C Preferred Stock have a pecuniary interest in the outcome of the Issuance Proposal and will benefit if the Issuance Proposal is approved.

Additional Information

The information set forth in this Proposal 1 is qualified in its entirety by reference to (a) the full text of the Merger Agreement and the Certificate of Designation of the Series C Preferred Stock attached as Exhibits 3.1 and 10.1, respectively, to our Current Report on Form 8-K filed with the SEC on March 10, 2026, and (b) the full text of the Purchase Agreement and the Warrant attached as Exhibits 4.1 and 10.1 and 4.1, respectively, to our Current Report on Form 8-K filed with the SEC on February 24, 2026. Stockholders are urged to carefully read these documents.

Required Vote; Board of Directors Recommendation

The approval of the Issuance and Appointment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of our capital stock present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the effect of votes against this proposal. Broker non-votes will not affect the outcome of the vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ISSUANCE PROPOSAL.

PROPOSAL 2
THE PLAN AMENDMENT PROPOSAL

Summary

The Company’s 2024 Equity Incentive Plan (the “2024 Plan”) was adopted by the Board and approved by stockholders on April 12, 2024. On June 5, 2026, the Board approved an amendment to the 2024 Plan (the “Plan Amendment”) to increase the maximum total number of shares of Common Stock the Company may issue under the 2024 Plan to 20,000,000 shares (an increase of 10,000,000 shares) because the Company needs to be able to issue equity awards to service providers in order to motivate and retain such persons and to further align their interests with those of the Company’s stockholders. The Compensation Committee approved the Plan Amendment, subject to approval of the Board and the stockholders, and the Board approved the Plan Amendment, subject to approval of the stockholders. If the stockholders do not approve the Plan Amendment, the 2024 Plan will remain in effect and unchanged. If approved by stockholders, the Plan Amendment will be effective immediately, subject to any restrictions on the issuance of awards under the Plan because of a lack of available or reserved shares of Common Stock to underlie such awards.

Reason for the Proposal

Having an adequate number of shares available for future equity compensation grants is necessary to promote the Company’s long-term success and the creation of stockholder value by:

•        Enabling the Company to continue to attract and retain the services of key service providers who would be eligible to receive grants;

•        Aligning participants’ interests with stockholders’ interests through incentives that are based upon the performance of the Common Stock; and

•        Motivating participants, through equity incentive awards, to achieve long-term growth in the Company’s business, in addition to short-term financial performance.

When the 2024 Plan was initially approved by the Board and proposed for approval by the stockholders, it was intended to constitute approximately 15% of the Company’s issued and outstanding shares of Common Stock. However, since the Plan was adopted, the Company has issued a significant number of shares of its Common Stock in connection with various financing activities and thus, the current number of shares reserved for issuance under the 2024 Plan (10,000,000) only constitutes approximately 8% of the total issued and outstanding shares of Common Stock as of March 31, 2026.

Therefore, the Board approved the Plan Amendment to authorize the reservation of up to 20,000,000 shares of Common Stock, for issuance thereunder, subject to availability to permit the Company to have adequate shares available for issuance under the 2024 Plan following issuances of shares of Common Stock. To the extent that there are no authorized and unreserved shares of Common Stock available, the awards underlying the 2024 Plan will not be issuable until such time, and from time to time, as shares of Common Stock are available to be reserved and in such amounts as are available. Assuming all 20,000,000 shares become available and the Company may issue the full amount of awards under the 2024 Plan, as amended, the number of shares available for issuance under shall constitute approximately 16% of the Company’s issued and outstanding shares of Common Stock as of March 31, 2026. The Plan Amendment is intended to provide the Company with a sufficient number of shares to satisfy its equity grant requirements, based on the current scope and structure of its equity incentive programs and the rate at which the Company expects to grant stock options, restricted stock, and/or other forms of equity compensation.

When approving the Plan Amendment, the Board considered a number of factors, including those set forth below:

•        Alignment with our Stockholders.    Achieving superior, long-term results for our stockholders remains one of the Company’s primary objectives. The Company believes that stock ownership enhances the alignment of the long-term economic interests of its employees and its stockholders.

•        Attract, Motivate and Retain Key Employees.    The Company competes for employees in a variety of geographic and talent markets and strive to maintain compensation programs that are competitive in order to attract, motivate and retain key employees. If the Company is unable to grant equity as part of its total compensation strategy, its ability to attract and retain all levels of talent its needs to operate its business successfully would be significantly harmed.

•        Balanced Approach to Compensation.    The Company believes that a balanced approach to compensation — using a mix of salaries, performance-based bonus incentives and long-term equity incentives (including performance based equity) encourages management to make decisions that favor long-term stability and profitability, rather than short-term results.

•        Burn Rate and Dilution.    When deciding to adopt the Plan Amendment, the Board evaluated the Company’s projected need for equity grants over the next year, its expected burn rate of shares under the 2024 Plan and the dilutive impact of the proposed share allocation.

Burn rate is the rate at which a company is granting equity awards and is typically measured as the gross number of shares awarded as a percentage of our weighted average shares outstanding. The Company estimates that its projected annual burn rate will be 50%. The Board determined that its projected rate of equity compensation usage is reasonable and that, following the Plan Amendment, the 2024 Plan should not need an additional increase of shares until December 31, 2027.

In addition, the Board considered whether the potential dilutive effect to stockholders is reasonable. Dilution is typically calculated by adding the number of shares of Common Stock subject to outstanding awards plus shares of Common Stock available to grant plus the proposed additional shares, and expressing such sum as a percentage of the total number of diluted outstanding shares of Common Stock. The Board considered that dilution from the Plan Amendment would be approximately 16.5% and believes that this is an acceptable amount of dilution from the Plan Amendment.

After carefully considering each of these points, the Board believes the Plan Amendment is essential for the Company’s future success and encourages stockholders to consider these points in voting to approve this proposal.

Set forth below is a summary of the 2024 Plan, as amended by the Plan Amendment, which is qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is included as Appendix A to this Proxy Statement, and the full test of the 2024 Plan as originally approved by the stockholders, a copy of which is included in the Company’s Form S-4/A Registration Statement filed with the SEC on February 13, 2024. If there is any inconsistency between the following summary of the 2024 Plan, as amended by the Plan Amendment, and the full text, the full text shall govern.

Key Features of the 2024 Plan, as amended by the Plan Amendment

Certain key features of the 2024 Plan are summarized as follows:

•        If not terminated earlier by the Board, the 2024 Plan will terminate on March 29, 2034.

•        Up to a maximum aggregate of 20,000,000 shares of Common Stock may be issued under the 2024 Plan, subject to availability. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options (“ISOs”) is also 20,000,000, subject to availability.

•        The 2024 Plan will generally be administered by the Board or a committee designated by the Board (the “Plan Committee”). The Board may also designate a separate committee to make awards to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act.

•        Employees, consultants and Board members are eligible to receive awards, provided that the Plan Committee has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards.

•        Awards may consist of ISOs, non-qualified stock options (“NQSOs”), restricted stock, stock appreciation rights (“SARs”), other equity awards and/or cash awards.

•        Stock options and SARs may not be granted at a per share exercise price below the fair market value of a share of Common Stock on the date of grant.

•        Stock options and SARs may not be repriced or exchanged without Stockholder approval.

•        The maximum exercisable term of stock options and SARs may not exceed ten years.

•        Awards are subject to recoupment of compensation policies adopted by the Company.

Background and Purpose of the 2024 Plan.    The purpose of the 2024 Plan is to promote the Company’s long-term success and the creation of stockholder value by:

•        Attracting and retaining the services of key employees who would be eligible to receive grants as selected participants;

•        Motivating selected participants through equity-based compensation that is based upon the performance of the Common Stock; and

•        Further aligning selected participants’ interests with the interests of stockholders, through the award of equity compensation grants which increases their interest in the Company, to achieve long-term growth over short-term performance.

The 2024 Plan permits the grant of the following types of equity-based incentive awards: (1) stock options (which can be either ISOs or NQSOs), (2) SARs, (3) restricted stock, (4) other equity awards and (5) cash awards. The vesting of awards can be based on either continuous service and/or performance goals. Awards are evidenced by a written agreement between the selected participant and the Company.

Eligibility to Receive Awards.    Employees, consultants and Board members of the Company and certain of our affiliated companies are eligible to receive awards under the 2024 Plan. The Plan Committee will determine, in its discretion, the selected participants who will be granted awards under the 2024 Plan. As of the Record Date, approximately 6 individuals (including 2 officers and 4 directors) were eligible to participate in the 2024 Plan.

Shares Subject to the 2024 Plan.    The maximum number of shares of Common Stock that can be issued under the 2024 Plan is 20,000,000 shares. The shares underlying forfeited or terminated awards (without payment of consideration), or unexercised awards become available again for issuance under the 2024 Plan. The 2024 Plan also imposes other limits that are intended to comply with the legal requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and which are discussed elsewhere in this proposal. No fractional shares may be issued under the 2024 Plan. No shares will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant. To the extent that there are no authorized and unreserved shares of Common Stock available for the 2024 Plan, the awards underlying the 2024 Plan will not be issuable until such time, and from time to time, as shares of Common Stock are available and in such amounts as are available.

Administration of the 2024 Plan.    The 2024 Plan will be administered by the Plan Committee. Subject to the terms of the 2024 Plan, the Plan Committee has the sole discretion, among other things, to:

•        Select the individuals who will receive awards;

•        Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);

•        Correct any defect, supply any omission, or reconcile any inconsistency in the 2024 Plan or any award agreement;

•        Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the 2024 Plan;

•        Permit a participant to defer compensation to be provided by an award; and

•        Interpret the provisions of the 2024 Plan and outstanding awards.

The Plan Committee may suspend vesting, settlement, or exercise of awards pending a determination of whether a selected participant’s service should be terminated for cause (in which case outstanding awards would be forfeited). In addition, the Plan Committee may use the 2024 Plan to issue shares under other plans or sub-plans as may be deemed necessary or appropriate, such as to provide for participation by non-U.S. employees and those of any of our subsidiaries and affiliates.

Types of Awards.

Stock Options.    A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The Plan Committee will determine, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant of the stock option. The fair market value of a share of our Common Stock for the purposes of pricing our awards shall be equal to the closing price for our Common Stock as reported by the Nasdaq Capital Market or such other principal trading market on which our securities are traded on the date of determination. Stock options may not be repriced or exchanged without Stockholder approval.

Stock options granted under the 2024 Plan may be either ISOs or NQSOs. As required by the Code and applicable regulations, ISOs are subject to various limitations not imposed on NQSOs. For example, the exercise price for any ISO granted to any employee owning more than 10% of our Common Stock may not be less than 110% of the fair market value of the Common Stock on the date of grant, and such ISO must expire no later than five years after the grant date. The aggregate fair market value (determined at the date of grant) of Common Stock subject to all ISOs held by a participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the stock option while it is held in trust. In order to comply with Treasury Regulation Section 1.422-2(b), the 2024 Plan provides that all 10,000,000 shares may be issued pursuant to the exercise of ISOs, subject to the availability of underlying shares of Common Stock.

A stock option granted under the 2024 Plan generally cannot be exercised until it becomes vested. The Plan Committee establishes the vesting schedule of each stock option at the time of grant. The maximum term for stock options granted under the 2024 Plan may not exceed ten years from the date of grant although the 2024 Plan Committee may establish a shorter period at its discretion. The exercise price of each stock option granted under the 2024 Plan must be paid in full at the time of exercise, either with cash, or through a broker-assisted “cashless” exercise and sale program, or net exercise, or through another method approved by the Plan Committee. The optionee must also make arrangements to pay any taxes that are required to be withheld at the time of exercise.

SARs.    A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The Plan Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant), the vesting and the term of the SAR. The maximum term for SARs granted under the 2024 Plan may not exceed ten years from the date of grant, subject to the discretion of the Plan Committee to establish a shorter period. Settlement of a SAR may be in shares of Common Stock or in cash, or any combination thereof, as the Plan Committee may determine. SARs may not be repriced or exchanged without Stockholder approval.

Restricted Stock.    A restricted stock award is the grant of shares of our Common Stock to a selected participant and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the selected participant as determined by the Plan Committee. The Plan Committee also will determine any other terms and conditions of an award of restricted stock. In determining whether an award of restricted stock should be made, and/or the vesting schedule for any such award, the Plan Committee may impose whatever conditions to vesting it determines to be appropriate. During the period of vesting, the participant will not be permitted to transfer the restricted shares but will generally have voting and dividend rights (subject to vesting) with respect to such shares.

Other Awards.    The 2024 Plan also provides that other equity awards, which derive their value from the value of our shares or from increases in the value of our shares, may be granted. In addition, cash awards may also be issued. Substitute awards may be issued under the 2024 Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we (or an affiliate) acquire.

Limited Transferability of Awards.    Awards granted under the 2024 Plan generally are not transferrable other than by will or by the laws of descent and distribution. However, the Plan Committee may in its discretion permit the transfer of awards other than ISOs. Generally, where transfers are permitted, they will be permitted only by gift to a member of the selected participant’s immediate family or to a trust or other entity for the benefit of the selected participant and/or member(s) of his or her immediate family.

Adjustments upon Changes in Capitalization.

In the event of the following actions:

•        stock split of our outstanding shares of Common Stock;

•        stock dividend;

•        dividend payable in a form other than shares in an amount that has a material effect on the price of the shares;

•        consolidation;

•        combination or reclassification of the shares;

•        recapitalization;

•        spin-off; or

•        other similar occurrences,

then the following shall each be equitably and proportionately adjusted by the Plan Committee:

•        maximum number of shares that can be issued under the 2024 Plan (including the ISO share grant limit);

•        number and class of shares issued under the 2024 Plan and subject to each award;

•        exercise prices of outstanding awards; and

•        number and class of shares available for issuance under the 2024 Plan.

Merger, Consolidation or Asset Sale.    If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while awards remain outstanding under the 2024 Plan, unless provisions are made in connection with such transaction for the continuance of the 2024 Plan and/or the assumption or substitution of such awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the applicable award agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

Term of the 2024 Plan.    The 2024 Plan is in effect until March 29, 2034 or until earlier terminated by the Board. Outstanding awards shall continue to be governed by their terms after the termination of the 2024 Plan.

Governing Law.    The 2024 Plan shall be governed by the laws of the State of Delaware (which is the state of our incorporation) except for conflict of law provisions.

Amendment and Termination of the 2024 Plan.    The Board generally may amend or terminate the 2024 Plan at any time and for any reason, except that it must obtain Stockholder approval of material amendments to the extent required by applicable laws, regulations or rules.

Certain Federal Income Tax Information

The following is a general summary of the federal income tax consequences to us and to U.S. participants for awards granted under the 2024 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. We advise participants to consult with a tax advisor regarding the tax implications of their awards under the 2024 Plan.

Incentive Stock Options.    For federal income tax purposes, the holder of an ISO has no taxable income at the time of the grant or exercise of the ISO. If such person retains the Common Stock acquired under the ISO for a period of at least two years after the stock option is granted and one year after the stock option is exercised, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the stock option is granted or before one year after the stock option is exercised will realize ordinary income equal to the lesser of (i) the excess of the fair market value over the exercise price of the shares on the date of exercise, or (ii) the excess of the amount realized on the disposition over the exercise price for the shares. Any additional gain or loss recognized upon any later disposition of the shares would be a short-or long-term capital gain or loss, depending on whether the shares have been held by the participant for more than one year. Utilization of losses is subject to special rules and limitations.

Nonstatutory Stock Options.    A participant who receives a nonstatutory stock option generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the stock option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise.

Restricted Stock.    A participant will generally not have taxable income upon grant of unvested restricted shares unless he or she elects to be taxed at that time pursuant to an election under Code Section 83(b). Instead, he or she will recognize ordinary income at the time(s) of vesting equal to the fair market value (on each vesting date) of the shares or cash received minus any amount paid for the shares, if any.

Stock Units.    No taxable income is generally reportable when unvested stock units are granted to a participant. Upon settlement of the vested stock units, the participant will recognize ordinary income in an amount equal to the fair market value of the shares issued or payment received in connection with the vested stock units.

Stock Appreciation Rights.    No taxable income is generally reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received plus the fair market value of any shares received.

Income Tax Effects for the Company.    We generally will be entitled to a tax deduction in connection with an award under the 2024 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of an nonqualified stock option or vesting of restricted stock).

Internal Revenue Code Section 162(m) Deduction Limitation.    Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct in any one fiscal year with respect to our executive officers and other persons who are subject to Code Section 162(m). Therefore, compensation derived from 2024 Plan awards may not be fully deductible by the Company.

Internal Revenue Code Section 280G.    For certain persons, if a change in control of the Company causes an award to vest or become newly payable, or if the award was granted within one year of a change in control and the value of such award or vesting or payment, when combined with all other payments in the nature of compensation contingent on such change in control, equals or exceeds the dollar limit provided in Section 280G of the Code (generally, this dollar limit is equal to three times the five-year historical average of the individual’s annual compensation received from the Company), then the entire amount exceeding the individual’s average annual compensation will be considered an excess parachute payment. The recipient of an excess parachute payment must pay a 20% excise tax on this excess amount and the Company cannot deduct the excess amount from its taxable income.

Internal Revenue Code Section 409A.    Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the 2024 Plan (such as stock units). The intent is for the 2024 Plan, including any awards available thereunder, to comply with or be exempt from the requirements of Section 409A of the Code, to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.

New Plan Benefits.    All 2024 Plan awards are granted at the 2024 Plan Committee’s discretion, subject to the limitations contained in the 2024 Plan. Future benefits and amounts that will be received or allocated under the 2024 Plan are not presently determinable. As of the Record Date, the fair market value of a share of our Common Stock (as determined by the closing price quoted by the Nasdaq Capital Market on that date) was $0.18 ($4.50 on a post-Reverse Stock Split-adjusted basis).

2024 Plan Benefits.    As of the Record Date, 10,000,000 awards have been granted under the 2024 Plan.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, a majority of the votes cast (virtually or by proxy) on the matter at the Special Meeting is required to approve this proposal. For purposes of this proposal, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD RECOMMENDS A VOTE TO APPROVE THE PLAN AMENDMENT PROPOSAL

PROPOSAL 3

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow us to adjourn the Special Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance and Appointment Proposal or the Authorized Shares Proposal, or to establish a quorum for the Special Meeting.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Special Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the aforementioned proposals or establish a quorum.

Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, we could adjourn the Special Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.

Required Vote; Board of Directors Recommendation

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of our capital stock present or represented by proxy and entitled to vote at the Special Meeting. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions will have the effect of votes against this proposal. Broker non-votes will not affect the outcome of the vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of March 31, 2026 by:

•        each of our Named Executive Officers;

•        each of our directors; and

•        all our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined in accordance with the rules issued by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them, subject to any community property laws.

Percentage ownership of our Common Stock is based on 121,238,660 shares of Common Stock outstanding as of March 31, 2026. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, restricted units, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 31, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

To calculate a stockholder’s percentage of beneficial ownership of Common Stock, we must include in the numerator and denominator those shares of Common Stock, as well as those shares of Common Stock underlying options, warrants and convertible securities, that such stockholder is considered to beneficially own. Shares of Common Stock, and Common Stock underlying options, warrants and convertible securities, held by other stockholders, however, are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership of each of the stockholders may be different.

Unless otherwise indicated, the address of each beneficial owner listed below is 1300 South Boulevard, Unit D, Charlotte, NC 28203. To our knowledge, there is no arrangement, including any pledge by any person of any security of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name and Address of Beneficial Owner	Number of Shares	Percent Owned(1)
Directors and Executive Officers
Joseph Sinkule(2)	7,346,700	6.0%
Jeff LeBlanc	3,420,342	2.8%
Shalom Z. Hirschman	908,873	0.7%
Samuel Zentman(3)	1,146,400	0.9%
Jon W. McGarity(3)	471,277	0.4%
Riad El-Dada(3)	410,000	0.3%
Jason Sawyer	—	—%
All directors and executive officers as a group (7 individuals)	13,703,592	11.3%
Five Percent Holders:
Strategic EP, LLC((4)	6,687,472	5.5%
All directors, executive officers, and five percent holders as a group (8 individuals)	20,391,104	16.8%

____________

(1)      Based on a total of 121,238,660 shares of common stock issued and outstanding as of April 30, 2026.

(2)      Includes 1,000,000 shares issuable upon the exercise of incentive options.

(3)      Includes 60,000 shares issuable upon the exercise of incentive options.

(4)      The control person of Strategic EP, LLC is Alexander Deitch.

OTHER MATTERS

No business other than that set forth in the attached notice of Special Meeting is expected to come before the Special Meeting. However, should any other matters requiring a vote of stockholders arise, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company.

PROXY SOLICITATION AND COSTS

It is expected that the solicitation of proxies for the Special Meeting will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company, by telephone or by other means of communication at nominal cost. The Company will bear the cost of such solicitation. It will reimburse banks, brokers and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of stock in accordance with the Nasdaq schedule of charges.

The Company will bear the entire cost of this solicitation of proxies for the Special Meeting, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card, and any additional solicitation material that the Company may provide to stockholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. Further, the original solicitation of proxies by mail may be supplemented by solicitation by telephone and other means by directors, executive officers, and employees of the Company. No additional compensation will be paid to these individuals for any such services. The Company will also post its proxy materials relating to the Special Meeting to its website under “Investors.”

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about any proposal by contacting us at the following address or telephone number:

Greenland Mines Ltd

Attn: Stockholder Relations

1300 South Boulevard, Suite D

Charlotte, NC 28203

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Email: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than July 14, 2026.

STOCKHOLDER COMMUNICATION WITH OUR BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to them c/o Stockholder Relations, Greenland Mines Ltd, 1300 South Boulevard, Suite D, Charlotte, NC 28203, or by telephone at (833) 931-6330 specifying whether the communication is directed to the entire Board or to a particular director. Your letter should indicate that you are a Greenland Mines Ltd stockholder. Letters from stockholders are screened, which includes filtering out improper or irrelevant topics, and depending on subject matter, will be forwarded to (i) the director(s) to whom addressed or appropriate management personnel, or (ii) not forwarded.

Respectfully submitted,
Dated: June [•], 2026
Dr. Joseph Sinkule
Chief Executive Officer

Appendix A SECOND AMENDMENT

TO THE GREENLAND MINES LTD. 2024 EQUITY INCENTIVE PLAN

This Second Amendment (this “Second Amendment”) to the Greenland Mines Ltd.. (the “Company”) 2024 Equity Incentive Plan (the “Plan”), as adopted by the unanimous approval of the members of the Board of Directors of the Company (the “Board”) upon the recommendation of the Compensation Committee (the “Committee”) of the Board, and as ratified and approved by the shareholders of the Company (the “Effective Date”), amends the Plan as set forth herein as of the Effective Date. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, the Plan, as adopted by the Committee and the Board, and as ratified and approved by the Shareholders effective March 29, 2024, was adopted as the equity compensation plan of the Company to promote the success of the Company and to increase shareholder value by providing an additional means through the grant of Awards to attract, motivate, retain and reward selected employees and other eligible persons;

WHEREAS, the Plan had, as of the date of its adoption, had a total of 1,500,000 shares of the Company’s Common Stock available for Awards to Eligible Persons;

WHEREAS, pursuant to the First Amendment to the Plan, the Plan had, as of the date of its adoption of the First Amendment to the Plan, had a total of 10,000,000 shares of the Company’s Common Stock available for Awards to Eligible Persons

WHEREAS, the Committee, both in its capacity as Plan Administrator and in furtherance of its responsibility to oversee the compensation and equity incentive practices, plans, and procedures of the Company, has been tasked with the oversight and administration of the Plan;

WHEREAS, the Committee, having considered the Company’s issuance of Awards since the shareholders adopted the Plan, the Company’s expected needs for equity compensation through December 31, 2027, and the shares of Common Stock available for issuance under the Plan, has determined to adopt this Second Amendment to the Plan to increase the number of shares of Common Stock available for issuance under the Plan to 20,000,000 Shares.

NOW, THEREFORE, as approved by the Board upon the recommendation of the Committee as of June 5, 2026 and as approved by the shareholders of the Company as of the date listed below, this Second Amendment to the Plan is hereby adopted and approved in all respects. Accordingly, pursuant to this Second Amendment, the Plan is hereby amended as follows:

1. As of the Effective Date, Section 2.1 of the Plan is hereby amended by deleting it in its entirety and is replaced with the following:

“2.1 Number of Shares Available. Subject to Sections 2.6 and 22 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 20,000,000 shares of common stock of the Company (the “Plan Shares”).

2. Except as specifically set forth in this Second Amendment, no provision of the Plan is changed, and the Plan is hereby ratified in its entirety and shall remain in full force and effect.

As adopted by the Board of Directors of Greenland Mines Ltd. on June 5, 2026.

A-1

PROXY CARD GREENLAND MINES LTD PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July [•], 2026: The Proxy Statement is available at https [•].

The undersigned hereby appoints Joseph Sinkule and Jeffrey LeBlanc as proxies of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Revelation Biosciences, Inc. (the “Company”), to be held via teleconference as described in the Proxy Statement at 1:00 p.m. Eastern Time on July 16, 2026, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated June [•], 2026 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1. Proposal to authorize the issuance of shares of Common Stock upon the conversion of shares of Series C Preferred Stock and upon the exercise of Warrants.

For ☐ Against ☐ Abstain ☐

2. Proposal to amend the Company’s 2024 Equity Incentive Plan to increase the number of shares available and reserved for issuance thereunder.

For ☐ Against ☐ Abstain ☐

3. Proposal to Approval of the adjournment of the Special Meeting of the Stockholders (the “Special Meeting”) to the extent there are insufficient proxies at the Special Meeting to approve the Reverse Stock Split.

For ☐ Against ☐ Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

_________________________________________________________

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.